                                                                    EXHIBIT 10.1

                        TERMINATION AND RELEASE AGREEMENT

      This Termination and Release Agreement (this "Termination Agreement") is dated September 21, 2000 and is by and among Mack-Cali Realty Corporation, a Maryland corporation, Mack-Cali Realty, L.P., a Delaware limited partnership (collectively "Mack-Cali"), Prentiss Properties Trust, a Maryland real estate investment trust, and Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership (collectively "Prentiss" and together with Mack-Cali, the "Parties"). The Parties recite unto each other and agree as follows:

                                    RECITAL 1

      The Parties entered an Agreement and Plan of Merger dated as of June 27, 2000 (hereinafter the "Merger Agreement").

                                    RECITAL 2

      The Parties wish to terminate the Merger Agreement. The Merger Agreement provides for the payment to Prentiss Properties Trust by Mack-Cali Realty Corporation of a Break-Up Fee if the Merger Agreement is terminated under certain circumstances thereunder (hereinafter the "Break-Up Fee").

                                    RECITAL 3

      The Parties have agreed to terminate the Merger Agreement in accordance with this Termination Agreement and Mack-Cali will sell certain real property generally known as the Cielo Center in Austin, Texas (hereinafter the "Austin Property") to Prentiss or its designee at an agreed upon price (hereinafter the "Austin Property Transaction") pursuant to that Agreement of Purchase and Sale dated September 21, 2000 (hereinafter the "Purchase Agreement") between Prentiss Properties Acquisition Partners, L.P. and Mack-Cali Texas Property, L.P.

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, as well as the recitals, which are incorporated herein and constitute material consideration for this Termination Agreement, the Parties agree as follows:

      1. TERMINATION OF MERGER AGREEMENT; MUTUAL RELEASE AND COVENANT NOT TO SUE. The Parties hereby terminate the Merger Agreement pursuant to Section 7.1(a) thereof. In consideration therewith, Mack-Cali has agreed to deposit $25 million pursuant to the Escrow Agreement with Prentiss of even date (hereinafter the "Escrow Agreement"). The Parties agree to release, discharge, forget, acquit, and forever hold one another harmless from any and all past, present, and future claims, demands, controversies, suits, losses, obligations, disputes, causes of action, liabilities, debts, expenses, of whatever kind, at common law, statutory, or otherwise, whether known or unknown, fixed or contingent, liquidated or unliquidated, directly or indirectly arising out of or relating in any way to the Merger Agreement, the termination thereof, or any matters associated therewith, but excepting and excluding this Termination Agreement, the Purchase Agreement, and the Escrow Agreement, existing from the beginning of time to the date of this Termination Agreement (hereinafter the "Claims"). This release runs to the benefit of all attorneys, accountants, agents, independent contractors, affiliates, subsidiaries, employees, officers, directors, trustees, and shareholders, of the Parties. This Termination Agreement is binding on the Parties and their respective successors, heirs, and assigns. The Parties agree and covenant not to sue one another for any of the Claims.

      2. ESCROW PAYMENT. As contemplated by paragraph 1, above, Mack Cali shall pay into escrow $25,000,000.00, pursuant to the terms of the Escrow Agreement.

      3. COMPLETE DEFENSE; INJUNCTIVE RELIEF. This Termination Agreement may be pleaded as a full and complete defense to and may be used as a basis for an injunction against any and every action, suit or any other proceeding which may be instituted, prosecuted, maintained or attempted by any of the Parties in breach of this Termination Agreement.

      4. NO ASSIGNMENT OF CLAIMS. The Parties hereto warrant that none of the Claims has been assigned to any third party. The Parties further warrant that this Termination Agreement is executed without reliance upon any statement or representation made by a third party which is not contained herein. If any assignment has been made by any Party, the assigning Party will indemnify and hold harmless the non-assigning Party or Parties against any claims or liabilities which may be asserted by any third party.

      5. COMPROMISE AND SETTLEMENT. This Termination Agreement is a settlement and compromise of disputed claims and nothing described herein is to be considered an admission of liability on the part of any of the Parties.

      6. ATTORNEY'S FEES AND EXPENSES. The Parties agree that each Party hereto will bear such Party's own attorney's fees. The Parties agree that any other costs which were incurred by a Party hereto shall be born by the Party which incurred such cost.

      7. NO PENDING MATTERS. The Parties represent and warrant to each other that, as of the date of this Termination Agreement, they have pending no action or complaint against any other Party in any municipal, county, state, or federal court, or before any municipal, county, state, federal, administrative court, agency, tribunal, or commission. In the event that any Party is found to have such a claim pending, such Party agrees to dismiss the same within five days after the Party hereto makes demand upon it to do so. In any event, if a Party is found to have such a claim pending against another Party, the Party with such claim hereby agrees to indemnify the other Parties and to hold them harmless should they be occasioned any costs or expenses on account thereof.

      8. NO DISPARAGEMENT. Prentiss agrees that its Chairman, President, Chief Executive Officer, Chief Financial Officer, General Counsel, Regional Managing Directors, and Board of Trustees (the "Prentiss Senior Managers") shall not state anything, whether written or oral, in the media or in a press release, to disparage or denigrate Mack-Cali or its Chairman, President, Chief Executive Officer, Chief Financial Officer, General Counsel, Regional Heads, and Board of Directors (the "Mack-Cali Senior Managers"). Mack-Cali agrees that the Mack-Cali Senior Managers shall not state anything, whether written or oral, in the media or in a press release, to disparage or denigrate Prentiss or the Prentiss Senior Managers. The release set forth in paragraph 1, above, includes any and all claims existing as of the date of this Termination Agreement arising out of or relating to any past allegedly disparaging, defamatory, or denigrating matter or statement of any kind whatsoever, relating to any of the Parties, their respective Senior Managers, shareholders, trustees, directors, or other affiliates or subsidiaries. Nothing in this Termination Agreement shall prevent the Parties or their respective Senior Managers from making factual disclosures including without limitation disclosures concerning the Merger Agreement, the Termination Agreement, the termination of the Merger Agreement, the Purchase Agreement, the Escrow Agreement, or the Austin Property Transaction.

      9. CONFIDENTIALITY OF INFORMATION. Prentiss agrees and shall cause its subsidiaries, officers, directors, trustees, employees, accountants, counsel, financial advisors, and other representatives and affiliates to hold any nonpublic information of Mack-Cali (including any information or analyses derived from such non-public information) obtained in connection with the Merger Agreement in confidence. Mack-Cali agrees and shall cause its subsidiaries, officers, directors, trustees, employees, accountants, counsel, financial advisors, and other representatives and affiliates to hold any nonpublic information of Prentiss (including any information or analyses derived from such non-public information) obtained in connection with the Merger Agreement in confidence.

      10. AUTHORITY; ENFORCEABILITY. Each of the Parties hereto certify that it has the requisite power and authority to enter into this Termination Agreement, that the execution and delivery of this Termination Agreement has been duly authorized by all necessary actions on the part of such Party, including all requisite approvals from the respective Boards of the Parties, and that the Termination Agreement has been duly executed and delivered by such party and constitutes the valid and binding agreement of such Party and is not revocable. This Termination Agreement shall be binding and inure to the benefit of the Parties hereto and their respective predecessors, heirs, beneficiaries, legal and personal representatives, successors, and assigns.

      11. CONSTRUCTION. This Termination Agreement shall be construed and enforced in accordance with the laws of the State of Maryland.

      12. SEVERABILITY. The invalidity or unenforceability of any particular provision of this Termination Agreement shall not affect the other provisions hereof, and this Termination Agreement shall be construed and enforced in all respects to the greatest extent possible as if such invalid or unenforceable provisions or terms were omitted and ignored.

      13. TITLES. Certain paragraphs in this Termination Agreement are introduced by titles. The titles are intended for convenience only. The content of each such paragraphs controls the meaning without regard to the titles.

      14. EXECUTION IN COUNTERPARTS. This document may be executed separately in counterparts, and be of the same force and effect as if executed altogether and at the same time. A fax signature shall be as effective as an original signature.

      15. NO DURESS OR RELIANCE. The Parties have not relied on any representations made by any other Party with respect to the entry of this Termination Agreement, except those specifically referenced in this Termination Agreement and all other agreements referenced herein or related thereto (including without limitation the Purchase Agreement and the Escrow Agreement). All verbal and other prior agreements and representations, covenants, obligations, conditions, inducements, warranties, or undertakings relating to the subject matter of this Termination Agreement that are not expressly referenced or incorporated herein are hereby superseded and merged into this Termination Agreement and are extinguished. As a clarification, the Purchase Agreement and the Escrow Agreement are not merged into this Termination Agreement and are not extinguished. This Termination Agreement may not be varied or amended except by a writing signed by all of the Parties hereto. Each signatory of this Termination Agreement has entered into same freely and without duress, and has had the opportunity to consult with counsel of its choosing in connection with this Termination Agreement.

      16. DISPUTES. The Parties agree to attempt to resolve any disputes arising from or relating to this Termination Agreement through mediation, to take place in Baltimore, Maryland, within 30 days after receipt of a request to mediate sent by either party. If mediation is unsuccessful, then any controversy or claim arising out of or relating to this Termination Agreement, or the breach thereof, shall be settled by binding arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules, with the final hearing to be conducted within 45 days after a claim has been filed unless otherwise agreed by the Parties, and judgment on the award rendered by the panel of three arbitrators may be entered in any court having jurisdiction thereof. The prevailing party in any arbitration proceeding shall be entitled to an award that includes its reasonable and necessary attorney's fees and costs incurred in connection with the arbitration. The venue of any action to confirm or vacate the arbitration award shall be in Baltimore, Maryland.

      17. RELATIONSHIP TO AUSTIN PROPERTY TRANSACTION DOCUMENTS. This document is to be construed in the context of, and consistently with, all documents prepared and executed by the Parties in connection with the Austin Property Transaction, including but not limited to the Purchase Agreement and the Escrow Agreement.

      18. PRESS RELEASE. Upon closing the Austin Property Transaction, the Parties will issue the joint press release in the form attached hereto at Exhibit A.

      19. OTHER. Prentiss represents and warrants that, between June 27, 2000 (the execution of the Merger Agreement) and September 21, 2000 (the execution of this Termination Agreement), neither Michael V. Prentiss nor Thomas F. August have either: (a) had any substantive discussions with any company (other than Mack-Cali) regarding a merger transaction between Prentiss and such company whereby Prentiss would be acquired by such company; or (b) entered into, on behalf of Prentiss, any written agreement with any company (other than Mack-Cali) regarding a merger transaction whereby Prentiss would be acquired by such company.

      This Termination Agreement has been executed and delivered by the undersigned this 21st day of September, 2000.

                                    /s/ James A. Clabby
                                    --------------------------------------------
                                    MACK-CALI REALTY CORPORATION

                                    BY James A. Clabby
                                       -----------------------------------------

                                    ITS Senior Vice President
                                        ----------------------------------------

STATE OF TEXAS                ss.
                              ss.
COUNTY OF DALLAS              ss.

      BEFORE ME, that undersigned Notary Public, on this day personally appeared James A. Clabby, known to me to be the person whose name is subscribed to the foregoing instrument. He acknowledged to me that he executed and is duly authorized to execute the foregoing instrument for the purposes and consideration expressed in the foregoing instrument.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 21st day of
September, 2000.

                                    /s/ Carol Pierce
                                    --------------------------------------------
                                    Notary Public in and for this
                                    State of Texas

My Commission Expires:

       1-19-01                      Carol Pierce
----------------------              --------------------------------------------
                                    (Printed Name of Notary)





Dated:

                                    /s/ James A. Clabby
                                    --------------------------------------------
                                    MACK-CALI REALTY L.P.

                                    BY James A. Clabby
                                       -----------------------------------------

                                    ITS Senior Vice President
                                        ----------------------------------------

STATE OF TEXAS                ss.
                              ss.
COUNTY OF DALLAS              ss.

      BEFORE ME, that undersigned Notary Public, on this day personally appeared James A. Clabby, known to me to be the person whose name is subscribed to the foregoing instrument. He acknowledged to me that he executed and is duly authorized to execute the foregoing instrument for the purposes and consideration expressed in the foregoing instrument.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 21st day of
September, 2000.

                                    /s/ Carol Pierce
                                    --------------------------------------------
                                    Notary Public in and for this
                                    State of Texas

My Commission Expires:

       1-19-01                      Carol Pierce
----------------------              --------------------------------------------
                                    (Printed Name of Notary)




Dated:

                                    /s/ Thomas F. August
                                    --------------------------------------------
                                    PRENTISS PROPERTIES TRUST

                                    BY Thomas F. August
                                       -----------------------------------------

                                    ITS President
                                        ----------------------------------------

STATE OF TEXAS                ss.
                              ss.
COUNTY OF DALLAS              ss.

      BEFORE ME, that undersigned Notary Public, on this day personally appeared Thomas F. August, known to me to be the person whose name is subscribed to the foregoing instrument. He acknowledged to me that he executed and is duly authorized to execute the foregoing instrument for the purposes and consideration expressed in the foregoing instrument.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 21st day of
September, 2000.

                                    /s/ Carol Pierce
                                    --------------------------------------------
                                    Notary Public in and for this
                                    State of Texas

My Commission Expires:

       1-19-01                      Carol Pierce
----------------------              --------------------------------------------
                                    (Printed Name of Notary)




Dated:

                                 /s/ Thomas F. August
                                 ----------------------------------------------
                                 PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P. A DELAWARE LIMITED PARTNERSHIP

                                 BY: PRENTISS PROPERTIES I, INC.

                                 BY Thomas F. August
                                    -------------------------------------------

                                 ITS President
                                     ------------------------------------------

STATE OF TEXAS                ss.
                              ss.
COUNTY OF DALLAS              ss.

      BEFORE ME, that undersigned Notary Public, on this day personally appeared Thomas F. August, known to me to be the person whose name is subscribed to the foregoing instrument. He acknowledged to me that he executed and is duly authorized to execute the foregoing instrument for the purposes and consideration expressed in the foregoing instrument.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 21st day of
September, 2000.

                                    /s/ Carol Pierce
                                    --------------------------------------------
                                    Notary Public in and for this
                                    State of Texas

My Commission Expires:

       1-19-01                      Carol Pierce
----------------------              --------------------------------------------
                                    (Printed Name of Notary)




Dated: